SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Radiant Energy Corporation
(Name of Registrant as Specified in its Charter)

____________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required
[  ] Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applied: ________________________________________________________________________________
2)	Aggregate number of securities to which transaction applied: ________________________________________________________________________________
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1 ________________________________________________________________________________
4)	Proposed maximum aggregate value of transaction: ________________________________________________________________________________
5)	Total fee paid: ________________________________________________________________________________
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1)	Amount previously paid:_______________________________________
2)	Form, Schedule or Registration Statement No.:_______________________________________
3)	Filing Party:_______________________________________
4)	Date Filed:_______________________________________

RADIANT ENERGY CORPORATION

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

        NOTICE IS HEREBY GIVEN THAT an annual and special meeting of the shareholders of Radiant Energy Corporation (the "Company") will be held at the TSE Conference Centre, Two First Canadian Place, 130 King Street West, Toronto, Ontario, on Thursday, March 29, 2001 at 4:30 p.m. (local time), for the following purposes:

1.	TO RECEIVE the consolidated financial statements of the Company for the year ended October 31, 2000, together with the report of the auditors thereon;
2.	TO ELECT directors;
3.	TO REAPPOINT Ernst & Young as auditors and to authorize the directors to fix the auditors' remuneration;
4.	TO CONSIDER and, if deemed advisable, pass a resolution, with or without amendment, approving amendments to the Company's employee stock option plan (the "Plan") to provide that (i) the maximum number of common shares of the Company reserved for issuance under the Plan shall be 2,103,990 common shares, (ii) options granted under the Plan shall be exercisable for a maximum of five years, and (iii) options granted under the Plan shall vest to the extent of one-third on each of the first, second and third anniversaries of the date of grant; and such other amendments as may be required by The Canadian Venture Exchange Inc. (the full text of the resolution and the amended Plan are set out in the accompanying management proxy circular dated February 20, 2001); and
5.	TO TRANSACT such further and other business as may properly come before the meeting or any adjournment or adjournments thereof.

        Details of the foregoing transactions are contained in the accompanying management proxy circular.

        A shareholder wishing to be represented by proxy at the meeting or any adjournment thereof must deposit his or her duly executed form of proxy with the Company's transfer agent and registrar, Equity Transfer Services Inc., Suite 420, 120 Adelaide Street West, Toronto, Ontario, M5H 4C3, on or before the close of business on the last business day preceding the day of the meeting or any adjournment thereof at which the proxy is to be used, or by delivering it to the Chairman of the meeting prior to the time of voting on the day of the meeting or any adjournment thereof.

        Shareholders who are unable to attend the meeting in person are requested to date, complete, sign and return the enclosed form of proxy so that as large a representation as possible may be available for the meeting.

        DATED this 20th day of February, 2001.

BY ORDER OF THE BOARD

David A. Williams Chairman

RADIANT ENERGY CORPORATION

Annual AND SPECIAL Meeting of Shareholders
to be held thursday, MARCH 29, 2001

MANAGEMENT PROXY CIRCULAR

Solicitation of Proxies

        The information contained in this management proxy circular ("Circular") is furnished in connection with the solicitation of proxies by the board of directors and the management of Radiant Energy Corporation (the "Company") for use at the annual and special meeting of shareholders of the Company to be held on Thursday, March 29, 2001 at 4:30 p.m. (Toronto time) at the TSE Conference Centre, Two First Canadian Place, 130 King Street West, Toronto, Ontario, and at all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders (the "Notice of Meeting").

        The cost of solicitation of proxies will be borne by the Company. It is expected that the solicitation will be made primarily by mail, but proxies may also be solicited personally or by telephone by employees of the Company. No remuneration will be paid to any person for soliciting proxies, but the Company may, upon request, pay to certain brokerage firms, fiduciaries or other persons holding shares in their names for others the charges entailed in sending out forms of proxy to the persons for whom they hold shares.

Appointment and Revocation of Proxies

        The persons specified in the enclosed form of proxy are directors or senior officers of the Company. Each shareholder has the right to appoint a person (who need not be a shareholder) other than the persons specified in the enclosed form of proxy to attend and act for the shareholder on the shareholder's behalf at the Meeting. This right may be exercised by inserting the name of the shareholder's nominee in the space provided or by completing another appropriate form of proxy. In order to be acted upon, a proxy must be deposited personally, by mail or by telecopier at the office of Equity Transfer Services Inc., 120 Adelaide Street West, Suite 420, Toronto, Ontario, M5H 4C3, Attention: Proxy Department (Fax No. (416) 361-0470) before the close of business on the last business day preceding the day of the Meeting and thereafter with the Chairman of the Meeting prior to its exercise. Such proxies shall only be used at the Meeting and may be revoked at any time prior to the Meeting.

        A proxy given pursuant to this solicitation may be revoked, as to any motion on which a vote has not already been cast pursuant to the authority conferred by it, by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by the shareholder's attorney authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized, and deposited at the registered office of the Company at any time up to and including the last business day preceding the date of the Meeting or in any other manner permitted by law.

        All dollar amounts in this Circular are in United States dollars unless otherwise stated.

Exercise of Discretion by Proxies

        The persons named in the enclosed form of proxy will vote the common shares of the Company (the "Common Shares" ) in respect of which they are appointed in accordance with the directions of the shareholders appointing them. In the absence of such directions, the Common Shares will be voted in favour of all matters proposed by management at the Meeting as indicated in this Circular. The Common Shares which are present at the Meeting or represented by proxy will be counted for quorum purposes regardless of whether or not a broker with discretionary authority exercises its discretionary voting authority with respect to any particular matter. Once a quorum is established, the directors standing for election may be elected by a majority of votes cast.

        The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to matters not specifically identified in the Notice of Meeting but which may properly come before the Meeting. As at the date of this Circular, management of the Company knows of no such amendments or matters to come before the Meeting other than the matters referred to in the Notice of Meeting and routine matters incidental to the conduct of the Meeting. If any further or other matter is properly brought before the Meeting, it is intended such other matters will be voted on in accordance with the best judgment of the proxy nominees.

Record Date

        The directors of the Company have fixed the close of business on February 20, 2001 as the record date for the determination of holders of Common Shares entitled to receive notice of the Meeting. A transferee of Common Shares acquired after the record date shall be entitled to attend and to vote at the Meeting if such transferee establishes proper ownership and makes a written request not later than March 19, 2001 to the Chief Financial Officer of the Company at the Company's office at 40 Centre Drive, Orchard Park, New York, 14127, USA. requiring that the transferee's name be included on the list of shareholders entitled to vote at the Meeting.

Voting Shares and Principal shareholders

        The authorized capital of the Company consists of an unlimited number of Common Shares. As at the date hereof, 14,026,600 Common Shares are issued and outstanding.

        Each shareholder present in person or represented by proxy at the Meeting is entitled to one vote on a show of hands. Upon a poll, each shareholder present or represented by proxy at the Meeting shall have one vote for each Common Share held. There is no class of outstanding voting securities entitled to be voted at the Meeting other than the Common Shares.

        The following table sets forth information regarding the beneficial ownership of Common Shares as at February 17, 2001 with respect to each person who, as of such date, is known to the Company to be the beneficial owner of more than 5% of the Common Shares:

====================================================================================================================

                                                                           Amount and Nature of        Percent
Name and Address                                  Title of Class           Beneficial Ownership        of Class

====================================================================================================================
--------------------------------------------------------------------------------------------------------------------

Boeing Capital Services Corporation                Common Shares               2,945,405(1)             21.0%
500 Naches Ave. S.W.
Third Floor
Renton, WA  98055

====================================================================================================================
--------------------------------------------------------------------------------------------------------------------

David A. Williams                                  Common Shares             1,118,194(1)(2)             7.9%
c/o Roxborough Holdings Limited
One First Canadian Place
Suite 6250
Toronto, Ontario  M5X 1C7

====================================================================================================================
--------------------------------------------------------------------------------------------------------------------

Timothy P. Seel                                    Common Shares              767,561(1)(3)             5.39%
c/o Radiant Aviation Services, Inc.
40 Centre Drive
Orchard Park, New York  14127

====================================================================================================================

Notes:

(1)	Reference is made to the information contained under the heading "Designated Nominees and Voting Agreement" on page 7.
(2)	A total of 995,594 Common Shares owned by Mr. Williams are held in a retirement savings plan registered under the Income Tax Act (Canada) of which Mr. Williams is the annuitant. The number of Common Shares disclosed above includes 122,600 Common Shares that Mr. Williams is entitled to acquire upon the exercise of stock options that are exercisable at any time until the date of expiry.
(3)	The number of Common Shares disclosed includes 30,000 Common Shares held by Mr. Seel for the benefit of his three minor children, 10,000 Common Shares held by an adult child of Mr. Seel who resides with Mr. Seel, and 205,742 Common Shares that Mr. Seel may acquire upon the exercise of stock options. The stock options are exercisable at any time until the date of expiry.

The Company is not aware, and has been advised by its directors and officers that they are not aware, of any person, except Boeing Capital Services Corporation and Mr. Williams, who as at February 17, 2001, beneficially owned or exercised control or direction over Common Shares carrying more than 5% of the votes attached to Common Shares.

The following table shows the number of Common Shares beneficially owned by each of the directors, the nominees for election as directors, the executive officers named in the Summary Compensation Table and the directors and executive officers of the Company as a group, as at February 17, 2001:

=====================================================================================================================

                                                             Amount and Nature                    Percent
Name and Address of Beneficial Owner(1)                   of Beneficial Ownership                of Class

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Daniel O. Anderson (Director)                                       Nil                             Nil

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Charles John Chew (Director)                                   438,000(2)(3)                       3.12%

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Michael Lupynec (Director)                                       32,500(4)                         0.23%

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---------------------------------------------------------------------------------------------------------------------

John M. Marsh (Director)                                        198,219(5)                         1.41%

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Robert J. Metcalfe (Director)                                    20,000(6)                         0.14%

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Bruce R. Nobles (Nominee for Director, President                250,000(7)                          Nil
and Chief Executive Officer)

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Gregory G. O'Hara (Director)                                    516,095(8)                         3.64%

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Timothy P. Seel (Director and Vice President)                  767,561(3)(9)                       5.39%

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

David A. Williams (Director and Chairman of the              1,118,194(3)(10)                      7.9%
Board)

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Steven D. Williamson (Director)                                2,945,405(11)                       21.0%

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Colin V.F. Digout                                               205,000(12)                        1.44%
(Chief Financial Officer and Secretary-Treasurer)

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Robert D. Maier (Vice President of Sales and                    193.500(13)                        1.36%
Services)

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

All directors and executive  officers as a group (12             6,288,988                        41.91%
persons)

=====================================================================================================================

Notes:

(1)	The business address of each beneficial owner is c/o Radiant Energy Corporation, 40 Centre Drive, Orchard Park, New York 14127
(2)	The number of Common Shares disclosed includes 10,000 Common Shares which Mr. Chew is entitled to receive upon the exercise of stock options that are exercisable at any time until the date of expiry.
(3)	Reference is made to the information contained under the heading "Designated Nominees and Voting Agreement" on page 7.
(4)	The number of Common Shares consists of those Common Shares which Mr. Lupynec is entitled to acquire upon the exercise of stock options that are exercisable at any time to the date of expiry.
(5)	The number of Common Shares includes 9,000 Common Shares held in a retirement savings plan registered under the Income Tax Act (Canada) of which Mr. Marsh is the annuitant and 49,437 Common Shares which Mr. Marsh is entitled to receive upon the exercise of stock options that are exercisable at any time until the date of expiry.
(6)	The number of Common Shares consists of those Common Shares which Mr. Metcalfe is entitled to acquire upon the exercise of stock options that are exercisable at any time to the date of expiry.
(7)	The number of Common Shares consists of the total number of Common Shares which Mr. Nobles is entitled to acquire upon the exercise of stock options that are exercisable to the extent of one-third on each of the first, second and third anniversaries of his employment with the Company.
(8)	The number of Common Shares consists of (i) 168,468 Common Shares held directly by Mr. O'Hara, (ii) 12,000 Common Shares held by The 1998 O'Hara Family Trust, (iii) 180,002 Common Shares held by Hara Enterprises Ltd. (a personal holding company owned 50% by Mr. O' Hara and 50% by his sister), (iv) 113,125 Common Shares which Hara Enterprises Ltd. is entitled to acquire upon the exercise of stock options that are exercisable at any time to the date of expiry, and (v) 42,500 Common Shares which Mr. O'Hara is entitled to acquire upon the exercise of stock options that are exercisable at any time to the date of expiry.
(9)	The number of Common Shares disclosed includes 30,000 Common Shares held by Mr. Seel for the benefit of his three minor children, 10,000 Common Shares held by an adult child who resides with Mr. Seel, and 205,742 Common Shares that Mr. Seel may acquire upon the exercise of stock options. The stock options are exercisable at any time until the date of expiry.
(10)	The number of Common Shares includes a total of 995,594 Common Shares owned by Mr. Williams that are held in a retirement savings plan registered under the Income Tax Act (Canada) of which Mr. Williams is the annuitant and 122,600 Common Shares which Mr. Williams is entitled to acquire upon the exercise of stock options that are exercisable at any time until the date of expiry.
(11)	The Common Shares are owned by BCSC, an affiliate of Boeing Capital Corporation. Mr. Williamson serves on the Investment Committee of Boeing Capital Corporation, which Committee controls the voting and disposition of the Common Shares.
(12)	The number of Common Shares includes 195,000 Common Shares which Mr. Digout is entitled to receive upon the exercise of stock options that are exercisable at any time until the date of expiry. The Common Shares currently issued to Mr. Digout are held in a retirement savings plan registered under the Income Tax Act (Canada) of which Mr. Digout is the annuitant.
(13)	The number of Common Shares includes (i) 6,000 Common Shares held by Mr. Maier's spouse, and (ii) 187,500 Common Shares which Mr. Maier is entitled to receive upon the exercise of stock options that are exercisable at any time until the date of expiry.
(14)	Except as indicated in the footnotes above, members of the group have sole voting and investment power over the Common Shares indicated.

Financial Statements AND AUDITORS' REPORT

        The board of directors will submit to the shareholders at the Meeting, the audited consolidated financial statements of the Company for the fiscal year ended October 31, 2000 and the report of the auditors thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken. Such audited consolidated financial statements and the report of the auditors thereon are provided in the Company's 2000 annual report which accompanies this Circular.

SHAREHOLDER PROPOSALS

        Proposals from shareholders intended for inclusion in the management proxy circular relating to the annual meeting of shareholders to be held in 2002 must be received in the office of the President and Chief Executive Officer of the Company not later than October 24, 2001. A shareholder who wishes to present a proposal for consideration at the annual meeting of shareholders to be held in 2002 that will not be included in the management proxy circular must give written notice of the proposal to the Company not later than January 7, 2002.

Election of Directors

        The articles of the Company currently provide that the board of directors shall consist of a minimum of three and a maximum of eleven directors, with the actual number of directors to be determined from time to time by the board of directors. Directors are to be elected annually by the shareholders at the annual meeting of shareholder or, subject to the articles of the Company and applicable law, appointed by the board of directors between annual meetings Each director shall hold office until the close of the next annual meeting of shareholders or until he or she ceases to be a director by operation of law or until his or her resignation becomes effective. The Company currently has nine directors. By resolution of the board of directors, the number of directors to be elected at the Meeting has been fixed at five effective upon the election of directors at the Meeting. Five of the incumbent directors of the Company will not be standing for re-election at the Meeting.

        Unless the shareholder directs that his or her Common Shares be otherwise voted or withheld from voting in connection with the election of directors, the persons named in the enclosed form of proxy will vote for the election of the five nominees whose names are set forth below. All of the nominees, with the exception of Bruce R. Nobles and Steven D. Williamson, were previously elected by the shareholders of the Company as directors of the Company. Management does not contemplate that any of the nominees identified below will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion.

        The following table and the notes thereto state the name, age, municipality of residence, present principal occupation or employment, other positions and offices with the Company and its subsidiary, Radiant Aviation Services, Inc., date first elected or appointed as a director and committee memberships of each person proposed to be nominated for election as a director:

=====================================================================================================================

      Name and Present Principal Occupation           Positions with the Company       Date Elected as a Director

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

David A. Williams, 58(1)(2)                             Chairman of the Board              February 21, 1996
Toronto, Ontario                                             and Director
President, Roxborough Holdings Limited, a private
investment holding company

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Bruce R. Nobles, 54                                 President and Chief Executive            Not applicable
Dallas, Texas                                         Officer of the Company and
President and Chief Executive Officer of the        Radiant Aviation Services Inc.
Company

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---------------------------------------------------------------------------------------------------------------------

John M. Marsh, 58(2)(3)                                        Director                    February 21, 1996
Port Colborne, Ontario
Corporate Director

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---------------------------------------------------------------------------------------------------------------------

Gregory G. O'Hara, 48(3)                                       Director                    February 21, 1996
Toronto, Ontario
President of Hara Enterprises Ltd., a private
investment company

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------

Steven D. Williamson, 56(2)                                    Director                    November 20, 2000
Seattle, Washington
Vice President Commercial Finance of Boeing
Capital Corporation, a subsidiary of The Boeing
Company

=====================================================================================================================

Notes:

(1)	Member of the Corporate Governance Committee.
(2)	Member of the Executive Committee.
(3)	Member of the Audit Committee.

        Other than the following individuals, during the past five years, each of the directors of the Company has been engaged in his current principal occupation as specified above. Mr. Nobles was appointed President and Chief Executive Officer of the Company effective December 1, 2000; from 1997 to December 2000, he was President of The Renwick Company, an aviation and transportation consulting company; and from 1993 to 1997, he was President and Chief Executive Officer of Hawaiian Airlines, Inc. Mr. Williamson has been employed as Vice President Commercial Finance of Boeing Capital Corporation (formerly McDonnell Douglas Finance Corporation) since March 6, 2000; prior thereto, he was Executive Vice President of The Connell Company, a diversified privately held enterprise based in Westfield, New Jersey.

        Gerald O. Anderson, Charles John Chew, Michael Lupynec, Robert J. Metcalfe and Timothy P. Seel will not be standing for re-election as directors of the Company at the Meeting.

Designated Nominees and Voting Agreement

        On June 30, 1999, the Company and Boeing Capital Services Corporation ("BCSC") entered into a subscription and purchase agreement (the "Purchase Agreement") relating to the issue and sale of 2,292,260 Common Shares and 653,145 options to purchase Common Shares by the Company to BCSC. The Purchase Agreement provides that, among other things, BCSC is entitled to designate qualified nominees to the board of directors of the Company provided it is the holder of not less than 10% of the Common Shares issued and outstanding at that time. The number of qualified nominees that BCSC is entitled to designate to the board of directors is calculated on the basis of the number of Common Shares it then owns. BCSC is currently entitled to designate two nominees to the board of directors. BCSC has designated Daniel O. Anderson and Steven D. Williamson, as nominees for election to the board of directors.

        Pursuant to the terms of a shareholders agreement dated June 30, 1999 (the "Shareholders Agreement") between BCSC, the Corporation and John Chew, Timothy P. Seel, Kathleen Seel, David A. Williams and Roxborough Holdings Limited (collectively, the "Major Shareholders"), the Major Shareholders have agreed to vote in favour of the election of BCSC's designated nominees to the board of directors of the Company. The Shareholders Agreement terminates on or before June 30, 2001. BCSC and the Major Shareholders as a group, directly and indirectly, beneficially own or exercise control or direction over 4,785,332 Common Shares, representing approximately 34.12% of the Common Shares issued and outstanding as at the date hereof.

Executive Compensation

        The following tablesets forth the compensation for services in all capacities to the Company and its subsidiaries for the fiscal years ended October 31, 2000, 1999 and 1998 in respect of (i) the individual who served as chief executive officer (or other individual who may be viewed as having served in a similar capacity) during the fiscal year ended October 31, 2000 and (ii) the other executive officers of the Company who earned greater than Cdn.$100,000 in total salary and bonus during the fiscal year ended October 31, 2000 (collectively, the "Named Executive Officers"):

Summary Compensation Table

==================================================================================================================

                                     Annual Compensation                     Long Term Compensation

                              ------------------------------------------------------------------------------------
                              -----------------------------------
                                                                             Securities
                                                                 Restricted  Underlying
                     Year                         Other Annual     Stock    Options/ SARsLTIP        All Other
Name  and            Ended     Salary    Bonus    Compensation     Awards      ($)(1)     Payouts   Compensation
Principal Position   Oct. 31   ($)(1)     ($)       ($) (1)          ($)                    ($)        ($)(1)
------------------------------------------------------------------------------------------------------------------

Colin V.F. Digout    2000      103,846    --        5,531(3)         --        155,000       --          --
Chief Operating      1999      99,231     --       10,080(3)         --          ---         --          --
Officer and Chief    1998      92,519     --        3,360(3)         --        64,000        --          --
Financial Officer(2)

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------------------------------------------------------------------------------------------------------------------

Timothy P. Seel,     2000      106,314    --        5,167(4)         --        150,000       --          --
Vice-President of    1999      97,116     --       12,618(4)         --        120,000       --          --
Engineering          1998      92,519     --                         --         3,738        --          --

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

Robert D. Maier,     2000      103,846    --        1,092(6)         --        162,500       --          --
Vice-President of    1999      67,308     --           --            --        50,000                47,500 (7)
Sales and Service(5)                                                 --                                  --

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

 Charles John Chew(8)2000      75,400     --       24,330(9)         --        10,000        --          --
                     1999      90,000     --           --            --        10,500        --          --
                     1998      108,056    --           --            --         6,000        --          --

==================================================================================================================

Notes:

(1)	All amounts are in United Stated dollars.
(2)	Mr. Digout was appointed to the office of Chief Financial Officer on March 20, 1998 and to the office of Chief Operating Officer on December 2, 1998. Effective December 1, 2000, Mr. Digout resigned as Chief Operating Officer.
(3)	Represents payments made on account of a monthly care allowance.
(4)	Represents financing charges and insurance payments in respect of an automobile purchased by Radiant Aviation Services, Inc., the wholly owned subsidiary of the Company, for the sole use of Mr. Seel.
(5)	Mr. Maier was appointed to the office of Vice-President of Sales and Services on February 1, 1998.
(6)	Represents premiums paid on term life insurance in excess of the amount allowed for income tax purposes in the United States.
(7)	Represents payments made to Mr. Maier (i) as compensation for bonuses foregone with former employer ($40,000) and (ii) as compensation for relocating ($7,500).
(8)	Mr. Chew retired from the office of Chief Executive Officer effective November 1, 1998 and from the office of Chairman of the Board effective January 10, 2000. Bruce R. Nobles was appointed as President and Chief Executive Officer of the Company effective December 1, 2000.
(9)	Represents financing charges and insurance payments in respect of an automobile purchased by Radiant Aviation Services, Inc. for the sole use of Mr. Chew up to July 7, 2000. The Company transferred ownership of the automobile and a personal computer and printer to Mr. Chew on July 7, 2000 for a total purchase price of $2.00.

Option/SAR Grants in Last Fiscal Year

        The following table sets forth individual grants of stock options granted under the Company's stock option plan during the fiscal year ended October 31, 2000 to each of the Named Executive Officers:

Individual Grants

====================================================================================================================

                          Number of          % of Total                      Market Value of
                         Securities         Options/SARs                       Securities
Name                     Underlying          Granted to      Exercise or   Underlying Options    Expiration Date
                        Options/SARs    Employees in Fiscal   Base Price  on the Date of Grant
                           Granted            Year(1)           ($)(2)        ($/Share)(3)
                             (#)
====================================================================================================================
--------------------------------------------------------------------------------------------------------------------

Colin V.F. Digout           5,000              0.95%            $6.00       Cdn.$6.00/US$3.94    January 21, 2000
                           150,000             28.36%           $4.75       Cdn.$4.75/US$3.20     August 9, 2000

====================================================================================================================
--------------------------------------------------------------------------------------------------------------------

Timothy P. Seel            150,000             28.36%           $4.75       Cdn.$4.75/US$3.20     August 9, 2000

====================================================================================================================
--------------------------------------------------------------------------------------------------------------------

Robert D. Maier            12,500              2.36%            $6.00       Cdn.$6.00/US$3.94    January 21, 2000
                           150,000             28.36%           $4.75       Cdn.$4.75/US$3.94     August 9, 2000

====================================================================================================================
--------------------------------------------------------------------------------------------------------------------

Charles John Chew          10,000              1.89%            $4.60       Cdn.$4.60/US$3.12     April 27, 2005

====================================================================================================================

Notes:

(1)	A total of 529,000 options were granted under the Company's stock option plan during the fiscal year ended October 31, 2000.
(2)	All amounts are stated in Canadian dollars.
(3)	The Common Shares are listed and posted for trading on the Canadian Venture Exchange and option exercise prices are established in Canadian dollars. As at October 31, 2000, 1.5225 Canadian dollars were exchangeable for US$1.00.

Aggregated Option/SAR Exercises in the Last Fiscal Year and Fiscal Year-End Option/SAR Values

        The following table (presented in accordance with the rules of the SEC) sets forth the details of all stock options/SARs exercised by each of the Named Executive Officers during the fiscal year ended October 31, 2000 and the fiscal year-end value of unexercised options/SARs on an aggregated basis:

==================================================================================================================

                                                         Number of Securities
                                                        Underlying Unexercised         Value of Unexercised
                       Common Shares                    Options/SARs at Fiscal     In-the-Money Options/SARs at
                        Acquired on                           Year End(3)            Fiscal Year End(1)(3)(4)
         Name             Exercise         Value
                                       Realized(1)(2)  Exercisable/Unexercisable    Exercisable/Unexercisable

==================================================================================================================
------------------------------------------------------------------------------------------------------------------

Colin V.F. Digout          10,000         $30,044             40,000/Nil                   $34,319/Nil
                           14,000         $27,965              5,000/Nil                     Nil/Nil
                                                              150,000/Nil                    Nil/Nil

==================================================================================================================
------------------------------------------------------------------------------------------------------------------

Timothy P. Seel            20,000         $44,053             20,000/Nil                   $17,159/Nil
                           70,000         $277,662             2,004/Nil                    $3,233/Nil
                                                               3,738/Nil                    $6,153/Nil
                                                              30,000/Nil                   $49,384/Nil
                                                              150,000/Nil                  $20,390/Nil

==================================================================================================================
------------------------------------------------------------------------------------------------------------------

Robert D. Maier            25,000         $49,938             25,000/Nil                   $32,943/Nil
                                                              12,500/Nil                     Nil/Nil
                                                              150,000/Nil                    Nil/Nil

==================================================================================================================
------------------------------------------------------------------------------------------------------------------

Charles John Chew          20,000         $74,302             10,000/Nil                     $Nil/Nil
                           6,000          $17,314

==================================================================================================================

Notes:

(1)	All dollar amounts are in United States dollars.
(2)	The value realized is calculated using the closing price of Common Shares on either (i) the Canadian Dealing Network Inc. (prior to October 2, 2000) or (ii) the Canadian Venture Exchange (on and after October 2, 2000) in each on the date of exercise.
(3)	The amounts shown relate solely to stock options.
(4)	The value of unexercised in-the-money options is calculated using the closing price of Cdn.$3.80 per Common Share on CDNX on October 31, 2000, less the exercise price of in-the-money options. As at October 31, 2000, $1.00 was exchangeable for Cdn.$1.5225.

Executive Officers

Bruce R. Nobles (54), President and Chief Executive Officer. Mr. Nobles was appointed President and Chief Executive Officer of the Company effective December 1, 2000. From 1997 to December 2000, Mr. Nobles was President of The Renwick Company, an aviation and transportation consulting company. From 1993 to 1997, Mr. Nobles was President and Chief Executive Officer of Hawaiian Airlines, Inc.

Timothy P. Seel (44), Vice President of Engineering. Mr. Seel is one of the Company' s founders and has served on the board of directors of the Company (or a predecessor) since January 1995. Mr. Seel is responsible for all of the Company's engineering and project coordination activities.

Robert D. Maier (55), Vice President of Sales and Service. Mr. Maier joined the Company in January 1999 as Vice President of Sales and Service. From 1991 to January 1999, Mr. Maier held several positions with AMR Services, Inc., a subsidiary of American Airlines, including Assistant Vice-President Technical Sales and Services.

Colin V.F. Digout (48) Chief Financial Officer and Secretary-Treasurer. Mr. Digout joined the Company in February 1998 as its Secretary-Treasurer. In March 1998, he was appointed Chief Financial Officer, and from December 1998 to December 2000, he also held the office of Chief Operating Officer. From August 1988 to February 1998, Mr. Digout was Vice President of Finance of Marsh Engineering Limited, a company providing repair and manufacturing services to the marine, utilities and heavy industries.

Executive Employment Contracts

        Bruce R. Nobles was appointed Presdient and Chief Executive Officer of the Company and its subsidiary, Radiant Aviation Services, Inc., (collectively, the "Companies") effective December 1, 2000. The Companies and Mr. Nobles have entered into an employment agreement dated October 26, 2000, for a period of three years commencing December 1, 2000. Mr. Nobles is entitled to a current Base Salary of $225,000 and to participate in all benefit plans established by the Companies, and an automobile allowance. Mr. Nobles is eligible to participate in and earn an amount equal to a minimum of 50% and a maximum of 100% of his Base Salary pursuant to the Company's annual incentive compensation program. In accordance with this agreement, Mr. Nobles has been granted options to acquire up to 250,000 common shares of the Company at an exercise price of Cdn.$4.00 per share. The options vest over a period of three years to the extent of one-third of the options on each of the first, second and third anniversaries of the date of grant and are exercisable for a period of five years from the date of grant. The options granted to Mr. Nobles are subject to accelerated vesting provisions in the event there is a Change of Control (as that term is defined in the agreement) of the Companies or upon the termination of Mr. Nobles' employment. The Company may terminate Mr. Nobles' employment at any time. If Mr. Nobles is terminated for any reason other than death, incapacity or cause (as defined in the agreement) within the first two years of the agreement, he is entitled to receive a severance amount equal to his then Base Salary for one year plus his incentive compensation during that year; and, during the final year of the agreement, he is entitled to receive a severance amount equal to his then Base Salary plus a pro-rated portion of the incentive compensation in that final year.

        The Companies have entered into an employment agreement dated February 2, 1998 with Colin V.F. Digout. Mr. Digout is entitled to a current annual base salary of $100,000, to participate in all benefit plans established by the Companies or, at his election, to purchase a comparable Canada-based benefit plan, and a monthly car allowance of $840. Mr. Digout is eligible to receive a discretionary performance bonus payable in cash or stock options as determined by the Compensation Committee. Upon the signing of the employment agreement, the Company granted to Mr. Digout options to purchase a total of 50,000 Common Shares at a price of Cdn.$2.50 per share. If there is a change of control of either of the Companies and Mr. Digout's employment is terminated within two years of such change of control, Mr. Digout is entitled to receive, within 60 days of such change of control, a "transaction bonus" in an amount equal to his then current annual base salary and all benefits then in effect calculated over a period of two years and a lump sum cash bonus equal to the average annual performance bonus paid to him during the course of his employment pro-rated for a period of two years. The Companies may terminate Mr. Digout's employment at any time. If Mr. Digout is terminated for reasons other than death, incapacity or cause (as defined in the agreement), he is entitled to receive his then current annual base salary and all benefits then in effect for a period of two years and a lump sum cash bonus, payable within 30 days of termination, equal to the average annual performance bonus paid to Mr. Digout during the course of his employment pro-rated for a period of two years.

        The Companies have entered into an employment agreement dated November 30, 1998 with Robert D. Maier. Mr. Maier is entitled to a current annual base salary of $100,000 and to participate in all benefit plans established by the Companies. Mr. Maier is eligible to receive a discretionary performance bonus payable in cash or stock options as determined by the Compensation Committee. Upon the signing of the employment agreement, the Company granted to Mr. Maier options to purchase a total of 50,000 Common Shares at a price of Cdn.$1.80 per share. If there is a change of control of either of the Companies and Mr. Maier's employment is terminated three months prior to or within two years of such change of control, Mr. Maier is entitled to receive, within 60 days of such change of control, an amount equal to his then current annual base salary and all benefits then in effect calculated over a period of two years and a lump sum cash bonus equal to the average annual performance bonus paid to him during the course of his employment pro-rated for a period of two years. The Companies may terminate Mr. Maier's employment at any time. If Mr. Maier is terminated for reasons other than death, incapacity or cause (as defined in the agreement), he is entitled to receive his then current annual base salary and all benefits then in effect for a period of two years and a lump sum cash bonus, payable within 30 days of termination, equal to the average annual performance bonus paid to Mr. Maier during the course of his employment pro-rated for a period of two years. In accordance with the terms of the employment agreement, Mr. Maier received a relocation payment equal to $7,500 and the Companies paid to Mr. Maier the sum of $40,000 as compensation for bonuses foregone with his former employer.

        The Companies have entered into an employment agreement dated November 1, 1999 with Timothy P. Seel. Mr. Seel is entitled to a current annual base salary of $100,000, to participate in all benefit plans established by the Companies. Mr. Seel is eligible to receive a discretionary cash performance bonus as determined by the Compensation Committee. If there is a change of control of either of the Companies and Mr. Seel's employment is terminated within two years of such change of control, Mr. Seel is entitled to receive, within 60 days of such change of control, an amount equal to his then current annual base salary and all benefits then in effect calculated over a period of three years and a lump sum cash bonus equal to the average annual performance bonus paid to him during the course of his employment pro-rated for a period of three years. The Companies may terminate Mr. Seel's employment at any time. If Mr. Seel is terminated for reasons other than death, incapacity or cause (as defined in the agreement), he is entitled to receive his then current annual base salary and all benefits then in effect for a period of three years, a lump sum cash bonus, payable within 30 days of termination, equal to the average annual performance bonus paid to Mr. Seel during the course of his employment pro-rated for a period of three years, and title and possession of his then current company automobile.

Compensation of Directors

        The directors of the Company are entitled to receive fees equal to Cdn.$5,000 per year plus Cdn.$500 per meeting for each meeting attended in person, and Cdn.$250 per meeting for each meeting attended via telephone. Each director who is a member of a committee of the board is entitled to receive Cdn.$250 per meeting for each meeting attended and which is held separate from a meeting of the board. During the fiscal year ended October 31, 2000, a total of Cdn.$62,850 ($42,610) in directors fees were paid to members of the board of directors and members of committees of the board.

        Each director is eligible to participate in the Company's stock option plan. During the fiscal year ended October 31, 2000, the directors of the Company were granted options to purchase Common Shares under the Company's stock option plan as follows:

=================================================================================================================

                                          Number of Shares         Exercise Price
Name                                        Under Option            Per Share(1)             Expiry Date

=================================================================================================================
-----------------------------------------------------------------------------------------------------------------

Charles John Chew                              10,000            Cdn.$4.60/US$3.02          April 27, 2005

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-----------------------------------------------------------------------------------------------------------------

Michael Lupynec                                12,500            Cdn.$6.00/US$3.94         January 21, 2005

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-----------------------------------------------------------------------------------------------------------------

John M. Marsh                                  4,437             Cdn.$4.60/US$3.02          April 27, 2005

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-----------------------------------------------------------------------------------------------------------------

Robert J. Metcalfe                             15,000            Cdn.$6.00/US$3.94         January 21, 2005
                                               2,500             Cdn.$4.60/US$3.02          April 27, 2005

=================================================================================================================
-----------------------------------------------------------------------------------------------------------------

Timothy P. Seel                               150,000            Cdn.$4.75/US$3.12          August 9, 2005

=================================================================================================================

Notes:

(1)	The Common Shares trade on the Canadian Venture Exchange and the exercise price of all options is fixed in Canadian dollars.
(2)	As at October 31, 2000, 1.5225 Canadian dollars were exchangeable for $1.00.

Indebtedness of Directors and Senior Officers

        As at October 31, 2000, no directors or senior officers of the Company were indebted to the Company.

Directors' and Officers' Liability Insurance

        The Company maintains insurance with Chubb Insurance Company of Canada for the benefit of its directors and officers against liability in their respective capacities as directors and officers. The annual premium payable by the Company in respect of such insurance is Cdn.$42,660 ($28,020) and the total amount of insurance purchased for the directors and officers as a group is Cdn$5,000,000 ($3,284,000). The Company is liable to the extent of Cdn.$100,000 ($65,700) per claim under the deductibility provisions of the policy.

Certain Relationships and Related Transactions

        No person who has been a director or an officer of the Company at any time since the beginning of its last completed fiscal year, or any associate of any such director or officer, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except as disclosed in this Circular. Furthermore, no insider of the Company, proposed nominee for election as a director of the Company or any associate or affiliate of any insider of the Company or proposed nominee has or had a material interest, direct or indirect, in any transaction since the beginning of the Company's last fiscal year or in any proposed transaction to be entered into by the Company, except as described below.

        On June 24, 1999, Radiant Aviation Services, Inc. ("RAS") and Boeing Capital Corporation ("BCC") entered into an agreement pursuant to which BCC or its assignee agreed to provide financing of up to $10,000,000 (or $2,400,000 per facility) to RAS for the construction and installation of deicing facilities. RAS sold the INFRATEK system installed at Newark International Airport in New Jersey to MDFC Equipment Leasing Corporation, an affiliate of BCC, on December 20, 1999 for $3,383,700. Contemporaneously with the sale, RAS leased back the INFRATEK(C)system for a period of seven years at a monthly rental of approximately $49,000 plus 10 % of the monthly deicing revenue.

        In addition, on June 30, 1999, the Company and Boeing Capital Services Corporation entered into the Purchase Agreement. For more information relating to this transaction, please refer to the information disclosed under the heading entitled "Designated Nominees and Voting Agreement" on page 7.

        Stephen D. Williamson, a director of the Company and nominee for election as a director at the Meeting, is Vice-President Commercial Finance of BCC. Daniel O. Anderson, a director of the Company, was Vice-President Commercial Finance of BCC until his resignation on June 28, 2000. He continues to provide consulting services to BCC. Mr. Anderson is not standing for re-election as a director at the Meeting.

Report on Executive Compensation

        The Compensation Committee's responsibilities include the administration of the Company's executive compensation program and the determination of the compensation of its executive officers. In addition, the Compensation Committee reviews both the overall salary objectives of the Company and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes any awards of stock options.

        The Company's executive compensation program is designed to accomplish the following goals:

(a)	to attract and retain highly qualified executive officers by offering overall compensation that is on a par with that offered for comparable positions in other manufacturing and distribution companies;
(b)	to motivate executives to achieve important short and long-term corporate and personal performance goals and to reward them when such goals are met; and
(c)	to align the interests of executive officers with the long-term interests of shareholders through the periodic granting of stock options to such officers.

        The Company's executive compensation consists of (i) a base salary, (ii) annual bonuses in individual circumstances, and (iii) long-term incentives in the form of stock options. In order to determine base salaries, the Compensation Committee reviews competitive market data relating to compensation for management at other aviation services companies in North America.

        Annual bonuses are generally allocated by the Compensation Committee on an individual, rather than automatic basis, and are determined by reference to criteria including the attainment of personal performance goals and progress towards achieving corporate goals.

        Future grants of stock options, which provide an incentive linked to increases in share values, are reviewed and proposed by the Compensation Committee prior to granting by the board of directors and based on the Compensation Committee's assessment of future expectations of the executive officers to whom such options are granted.

        The principles and criteria described above apply to the determination of the compensation of all executive officers. The Compensation Committee is actively considering the future approach of the Company with respect to compensation; however, this approach is not currently expected to differ materially from the foregoing.

Report presented by:	Daniel O. Anderson Charles John Chew Michael Lupynec

CORPORATE GOVERNANCE

Board of Directors

        The board of directors is responsible for stewardship of the Company. Included in the board's plenary powers is responsibility for the adoption of a strategic planning process, identification of the principal risks of the Company's business and ensuring the implementation of appropriate systems to manage these risks, establishing a communications policy for the Company, and assessing the integrity of the Company's internal control and management information systems. Management of the Company address shareholder requests for information and, when appropriate, such requests are considered by the board.

        The Board met a total of three times during the most recently completed fiscal year. During that period, each of the directors attended at least 75% of the total number of the meetings of the board and the meetings of all committees of the board on which such director was a member.

        There are currently four committees of the board of directors: the Audit Committee, the Compensation Committee, the Executive Committee and the Corporate Governance Committee.

Audit Committee

        During the fiscal year ended October 31, 2000, the Audit Committee which was comprised of Gregory G. O'Hara, Daniel O. Anderson (replaced by Robert J. Metcalfe on November 20, 2000) and John M. Marsh. The Audit Committee met once during the most recently completed fiscal year.

        The Audit Committee reviews the annual financial statements of the Company and reports to the board of directors thereon. Audit Committee members meet with both the external auditor and with senior management to review and discuss matters affecting financial reporting and the systems and procedures of internal control of the Company. The Audit Committee also meets with the external auditors independently of management. The Audit Committee recommends the appointment of the external auditor to the board of directors. The Audit Committee reviews with management and then reports to the board of directors on items discussed at meetings of the Audit Committee.

        On November 20, 2000, the board of directors adopted an audit committee charter that is consistent with the American Stock Exchange rules related to audit committees. The full text of the Audit Committee Charter is attached as Schedule A to this Circular.

Compensation Committee

        During the fiscal year ended October 31, 2000, the Compensation Committee was comprised of Michael Lupynec, John M. Marsh (to April 27, 2000), Charles John Chew (from April 27, 2000), David A. Williams (to April 27, 2000) and Daniel O. Anderson (from April 27, 2000). Excluding Mr. Chew, no member of the Compensation Committee is or has been an officer or employee of the Company or its sole subsidiary. The Compensation Committee met three times during the fiscal year.

        The Compensation Committee reviews senior management compensation and is responsible for application of the Company's compensation policies. For further information regarding the Compensation Committee, please refer to "Report on Executive Compensation" on page 14.

Executive Committee

        During the fiscal year ended October 31, 2000, the Executive Committee was comprised of David A. Williams, John M. Marsh, Charles John Chew (to April 27, 2000), Timothy P. Seel (from April 27, 2000) Michael Lupynec (to April 27, 2000), Thomas J. Motherway. The Executive Committee did not meet during the fiscal year.

        The Executive Committee is responsible for strategic management direction and decisions. The Executive Committees may exercise all the powers of the board of directors permitted under applicable corporate laws. Membership on the Executive Committee rotates from time to time.

Corporate Governance Committee

        During the fiscal year ended October 31, 2000, the Corporate Governance Committee was comprised of Michael Lupy nec, John M. Marsh (to April 27, 2000), David A. Williams (to April 27, 2000), Robert J. Metcalfe (from April 27, 2000), and Thomas J. Motherway. The Corporate Governance Committee did not meeting during the fiscal year.

        The Corporate Governance Committee is responsible for monitoring and assessing the corporate governance system of the Company. In addition, the Corporate Governance Committee also identifies and purposes new nominees to the board, is responsible for their orientation and integration into board and committee functions and assessing directors on an ongoing basis. Suggestions of shareholders for nominees for election to serve on the board of directors will be considered by the Corporate Governance Committee if the suggestions are forwarded to the Corporate Governance Committee in writing, together with a written consent of the person and sufficient information concerning the person's background to permit the Corporate Governance Committee to evaluate the person's qualifications.

SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the United States Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the United States Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Common Shares of the Company. Executive officers, directors and shareholders beneficially holding more than 10% of the Common Shares are required by SEC regulation to furnish the Company with copies of all section 16(a) forms they file.

        Based solely on a review of the copies of the section 16(a) reports furnished to the Company, the Company believes that, with respect to the fiscal year ended October 31, 2000, all filing requirements applicable to its directors, executive officers and beneficial holders of more than 10% of the Common Shares were complied with except as follows: (a) one Form 4 report relating to one transaction was filed late by John M. March, and (b) each of Charles John Chew, John M. Marsh, Robert J. Metcalfe, Timothy P. Seel, Robert D. Maier and Colin V.F. Digout filed late a Form 5 report relating to options granted to each of them during such fiscal year.

Audit Committee Report

        The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2000 with its independent auditors, and has discussed with them the matters required to be discussed by SAS 61, as modified or supplemented and currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented and currently in effect, and has discussed with the independent auditor the independent auditor's independence. Based on the foregoing discussions and review, the Audit Committee has recommended to the board of directors that the audited financial statements for the fiscal year ended October 31, 2000 be included in the Company's Annual Report on Form 10-KSB as filed with the United States Securities and Exchange Commission (the "SEC").

Report presented by:	John M. Marsh Robert J. Metcalfe Gregory G. O'Hara

The information provided in the preceding paragraph will not be deemed to be "soliciting material" or "filed" with the SEC or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the United States Securities Exchange Act of 1934, unless in the future the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the United States Securities Act of 1933 or the United States Securities Exchange Act of 1934.

PERFORMANCE GRAPH

        Prior to October 2, 2000, the bid and ask prices of the Common Shares were reported on The Canadian Dealing Network Inc. ( "CDN") under the quotation symbol "MELT". Effective October 2, 2000, the Company migrated from CDN to Tier 3 of the Canadian Venture Exchange ("CDNX"). The Common Shares are listing and posting for trading on CDNX under the trading symbol "YRD". The following graph compares the cumulative total return for $100 Canadian dollars invested in Common Shares on March 1, 1996, the first day on which the bid and ask prices were reported on CDN, with the cumulative total return of the TSE 300 Composite Index for the periods ending October 31, 1996, 1997, 1998, 1999 and 2000.

[GRAPH INSERTED HERE]
Indicator	Mar 1/96	Oct. 31/96	Oct. 31/97	Oct. 31/98	Oct. 31/99	Oct. 31/00
REC Common Shares	$100(1)	$25.81	$53.34	$38.71	$60.23	$81.74(2)
TSE 300 Composite Index	$100	$113	$138	$125	$146	$21

Notes:

(1)	Quotation of the bid and ask prices of common shares of Radiant Energy Corporation commenced on the Canadian Dealing Network Inc. on March 1, 1996. The closing price on such date was $4.65 per share. ($100/$4.65=21.51 common shares.)
(2)	The common shares of Radiant Energy Corporation commenced trading on the Canadian Venture Exchange effective October 2, 2000.

Appointment of Auditors

        Ernst & Young have served as auditors of the Company since October, 1995. Unless the shareholder directs that his or her Common Shares are to be withheld from voting in connection with the appointment of auditors, the persons named in the enclosed form of proxy will vote for the reappointment of Ernst & Young as auditors of the Company until the next annual meeting of shareholders, and authorize the directors to fix the remuneration of the auditors.

SPECIAL BUSINESS

Amendments to Stock Option Plan

        On January 19, 1996, the Company established an employee stock option plan (the "Plan"). The shareholders approved the Plan on February 13, 1996. The Plan was established to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of common shares by employees, directors, officers and consultants and enhance the Company's ability to attract, retain and motivate directors, officers and employees. The board of directors subsequently amended the Plan on January 30, 1998 to increase the maximum number of shares issuable under the Plan to 15% of the total number of issued and outstanding common shares of the Company. The shareholders approved the amendment to the Plan on April 3, 1998.

        The Plan provides that the number of Common Shares issuable to insiders of the Company pursuant to options granted under the Plan, together with Common Shares issuable to insiders under any other share compensation arrangement, may not (i) exceed 10% of the number of Common Shares outstanding immediately prior to the grant of any such option or (ii) result in the issuance to insiders, within a one year period, of more than 10% of the number of Common Shares outstanding immediately prior to the grant of such option. In addition, the number of Common Shares issuable to any insider and its associates pursuant to options granted under the Plan, together with Common Shares issuable to such insider and its associates under any other share compensation arrangement, shall not within a one year period exceed 5% of the number of Common Shares outstanding immediately prior to the grant of any such option. The exercise price of any option is determined by the board of directors at the time the option is granted, provided that such price is not less than the closing price of the Common Shares on the stock exchange on which the Common Shares may be listed and posted for trading on the last trading day preceding the date on which the grant of the option is approved by the board of directors. Options are granted by the board of directors based on recommendations made by the Compensation Committee.

        Effective October 2, 2000, the Company migrated from the Canadian Dealing Network Inc. (CDN) to Tier 3 of The Canadian Venture Exchange ("CDNX"). The common shares of the Company are now listed and posted for trading on CDNX. As a result of the Company's migration to Tier 3 of CDNX, it is now required to comply with the policies of CDNX. The policies of CDNX require that (i) a stock option plan must specify a fixed number as the maximum number of shares reserved for issuance under a stock option plan, (ii) shareholders must approve any stock option plan that, together with all of the issuer's other previously established stock option plans or grants, could result at any time in the number of shares reserved for issuance under the plan exceeding 10% of the number of outstanding shares of the issuer, (iii) options are to be exercisable for a maximum of five years, and (iv) where more than 10% of the number of an issuer's outstanding shares are reserved for issuance under the stock option plan, the plan must contain a vesting schedule which is reasonably structured and equitable in relation to the size and duration of the plan. The maximum number of shares reserved for issuance under a plan may be subsequently increased to a higher specified number if authorized by the shareholders and accepted by CDNX.

        As at the date hereof, a total of 1,315,369 options are currently outstanding. The following table discloses the number of stock options current outstanding under the Plan as at the date hereof:

New Plan Benefits
Stock Option Plan

=======================================================================================
Option Holder                              Dollar Value ($)        Number of Options(1)
=======================================================================================
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Bruce R. Nobles,                               --                        250,000
President and Chief Executive Officer
=======================================================================================
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Colin V.F. Digout,                             --                        195,000
Chief Financial Officer
=======================================================================================
---------------------------------------------------------------------------------------
Timothy P. Seel,                               --                        205,742
Vice-President of Engineering
=======================================================================================
---------------------------------------------------------------------------------------
Robert D. Maier                                --                        187,500
Vice-President of Sales and Service
=======================================================================================
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Charles John Chew                              --                         10,000
=======================================================================================
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Executive Group                                --                        848,242
=======================================================================================
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Non-Executive Director Group                   --                        380,162
=======================================================================================
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Non-Executive Officer Employee Group           --                         86,965
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Notes:

(1)	The options indicated are currently outstanding under the Plan. The amount of any new or additional options that might be granted in the future to the named individuals or groups is not currently determinable.

        On February 20, 2001, the board of directors of the Company approved amendments to the Plan to provide that (i) the maximum number of shares reserved for issuance under the Plan shall be 2,103,990 Common Shares (the "Reserved Shares"), (ii) options granted under the Plan shall be exercisable for a maximum of five years, and (iii) options granted under the Plan shall vest to the extent of one-third on each of the first, second and third anniversaries of the date of grant; and such other amendments as are required to comply with the policies of CDNX. The Reserved Shares represent approximately 15% of the total number of Common Shares of the Company issued and outstanding as at the date hereof. The Plan, as amended, is subject to acceptance by CDNX. No other options under the Plan have been allocated to any individual or group based on the changes to the Plan to be approved by shareholders at the Meeting.

        At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass, with or without amendment, the following resolution (the "Stock Option Plan Resolution") approving the amendments to the Plan:

        `IT IS HEREBY RESOLVED THAT:

(1)	the Company be and is hereby authorized to amend and restate the Plan, substantially in the form of the amended and restated Plan attached as Schedule A to this Circular to provide for, among other things, that (i) the maximum number of shares reserved for issuance under the Plan shall be 2,103,990 Common Shares, (ii) options granted under the Plan shall be exercisable for a maximum of five years, and (iii) options granted under the Plan shall vest to the extent of one-third on each of the first, second and third anniversaries of the date of grant; and
(2)	any director or senior officer of the Company be and is hereby authorized and directed to sign and deliver, for and on behalf of the Company, all such documents and take all such other actions as may be considered necessary or desirable to give effect to this resolution and the Plan, as amended."

        The management representatives, if named in the enclosed form of proxy, intend to cast the votes to which the sh ares represented by such proxy are entitled in favour of the Stock Option Plan Resolution unless the shareholder who has given the proxy has directed that the shares be voted against the Stock Option Plan Resolution. To be effective, the Stock Option Plan Resolution must be approved by a majority of the votes cast by shareholders present in person or represented by proxy at the Meeting.

The full text of the amended and restated Plan is attached as Schedule B to this Circular.

Certain U.S. Federal Income Tax Consequences

        The following discusses certain of the U.S. federal income tax consequences to U.S. taxpayers associated with (1) the grant of a stock option under the Plan, (2) the exercise of the option and (3) the disposition of shares received upon the exercise of an option. This description of tax consequences is based upon present U.S. federal tax laws and regulations, but does not purport to be a complete description of the U.S. federal income tax consequences applicable to an optionee under the Plan. Accordingly, each optionee should consult with his or her own tax advisor regarding the U.S. federal, state and local tax consequences of the grant of an option and any subsequent exercise.

        The Plan does not provide for "incentive stock options" (which are stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")). Accordingly, all options issued under the Plan are "non-qualified stock options" under the Code.

        Non-Qualified Stock Options

        The grant of a non-qualified stock option to an optionee will not be a taxable event so long as the option does not have a readily ascertainable fair market value. Options granted pursuant to the Plan will not be regarded as having a readily ascertainable fair market value. Accordingly, the optionee will not be subject to any income tax consequences with respect to such option unless and until the option is exercised.

        Upon the exercise of a non-qualified stock option, the optionee generally will recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of the Common Shares on the date of exercise. Generally, the Company will be entitled to a federal income tax deduction in the amount of the "spread" recognized by the optionee as ordinary compensation income. However, if the Common Shares received by the optionee is not "vested"--that is, the optionee's right to enjoy the full benefits of ownership of the Common Shares is conditioned on rendering further services or is subject to other restrictions that constitute a substantial risk of forfeiture--then the optionee will not be required to include such "spread" in income upon exercise, unless the optionee elected to do so under Section 83(b) of the Code. Shares purchased on exercise of options granted under the standard terms of the Plan will generally be deemed vested, but officers or directors exercising options should consider the potential restrictions on transfer imposed by the short-swing profit liability provisions of Section 16(b) of the United States Securities Exchange Act of 1934 (the "Exchange Act"). Any optionee who receives non-vested Common Shares on exercise of a non-qualified option should consult with his, her or its tax advisor regarding the advisability of making an election under Code Section 83(b). In most cases, however, the exercise of options granted under the Plan and the subsequent sale of such option shares will not subject an optionee to liability under Section 16(b) of the Exchange Act.

        On delivery by an optionee of Common Shares already owned by the optionee as payment for the exercise price of a non-qualified stock option, the number of shares received on exercise of the option equal to the number of Common Shares surrendered is a tax-free exchange with no resulting recognition of income to the optionee. Any additional shares the optionee receives on exercise of the option in excess of the number of shares surrendered will be recognized by the optionee as ordinary compensation income in an amount equal to the fair market value of such shares. The tax basis of the shares received on surrender of the previously owned Common Shares is the tax basis of the shares surrendered, and the tax basis of the additional shares received is the amount recognized as ordinary compensation income by the optionee, that is, the fair market value of such additional shares.

        The payment by an optionee of the exercise price of a non-qualified stock option by means of surrender of part of the existing option will result in the optionee recognizing ordinary compensation income on the "spread" between the exercise price of the option surrendered and the fair market value of the Company's Common Shares on the date of exercise. Generally, the Company will be entitled to a deduction in the amount of this "spread." The tax basis of the Shares the optionee receives on exercise will be the fair market value of those Shares on the date of exercise.

        The amount and character (whether long-term or short-term) of any gain or loss realized on a subsequent disposition of Shares by the optionee generally will depend on, among other things, whether such disposition occurred before or after such Shares vested, whether an election under Code Section 83(b) with respect to such Shares had been made, and the length of time such shares were held by the optionee.

        Withholding Taxes

        The Company may condition the exercise of any option under the Plan on the receipt of an amount sufficient to pay, and will deduct from the compensation of an employee-optionee under the Plan, the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of such person with respect to such options and the exercise thereof.

Certain Canadian Income Tax Consequences

        The following discussion summarizes the principal Canadian federal income tax consequences associated with (1) the grant of stock options under the Plan, (2) the exercise of options, and (3) the disposition of shares received upon the exercise of an option. This summary applies only to an individual (i) who at all relevant times is resident in the U.S. for the purposes of the Convention Between the United States of America and Canada with Respect to Taxes on Income and on Capital (the "Convention"); (ii) who is not resident in Canada for the purposes of the Income Tax Act (Canada) (the "ITA"); (iii) who does not and has not performed the duties of an office or employment in Canada for the purposes of the ITA; and (iv) whose ownership of shares is not effectively connected with a permanent establishment or fixed base in Canada, (a "U.S. Optionee").

        This summary is based on the current provisions of the ITA and the regulations thereunder, proposed amendments thereto publicly announced by the Ministry of Finance prior to the date of this prospectus, the current Convention and the published administrative practices of the Canada Customs and Revenue Agency. This summary is not a complete description of all potential Canadian federal income tax consequences applicable to a U.S. Optionee under the Plan, nor does it address provincial or territorial tax considerations. Accordingly, each U.S. Optionee should consult with his or her own tax advisor regarding the Canadian federal and provincial tax consequences of participating in the Plan.

        This summary applies only to U.S. Optionees who, for the purposes of the ITA: (1) are granted options under the plan in respect of, in the course of, or by virtue of their employment (including as an officer or director) with the Company or with a corporation with which the Company does not deal at arm's length (within the meaning of the ITA); (2) will hold any shares received on exercise of their options as capital property; and (3) deal at arm's length with the Company and their employer corporation.

        A U.S. Optionee will not be subject to tax under the ITA in respect of the grant or exercise of an option. Capital gains realized by a U.S. Optionee on the disposition of shares received on exercise of a stock option will generally be exempt under the Convention from Canadian income tax unless, at the time of such disposition, the value of such shares is derived principally from real property situated in Canada. In the view of the Company, the value of its shares is not at the present time so derived.

directors' APPROVAL

        Unless otherwise stated, information contained herein is given as of the date hereof. The contents and the sending of this Circular have been approved by the board of directors of the Company.

        DATED the 20th day of February, 2001.

David A. Williams Chairman

SCHEDULE A

RADIANT ENERGY CORPORATION

AUDIT COMMITTEE CHARTER

        This Charter of the Audit Committee of the Board of Directors of Radiant Energy Corporation (the "Corporation") was adopted at the meeting of the board of directors (the "Board of Directors" or the "Board") held on November 20, 2000.

Composition

•	The audit committee will be composed of three directors, all of whom will, in the business judgement of the Board, be free of any relationship that would interfere with the exercise of independent judgment and who will be "independent" as determined by the rules of American Stock Exchange (" AMEX") that are applicable from time to time (see Appendix "A"). A quorum will be two directors.
•	Members will have a term coincidental with their term on the Board of Directors.
•	One of the members shall be appointed committee chair by the Board of Directors.

Authority

•	In exercising its oversight role, the committee is empowered to investigate any matter relating to the Corporation's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to company books, records, facilities and personnel. The committee may retain outside counsel, auditors and advisors in achieving this purpose.

Meetings

•	The committee shall meet at least annually to review the annual financial statements of the Corporation, and at such other times as may be required. Such additional meetings may be held as deemed necessary by the chair of the committee or as requested by any members of the committee or the external auditors.
•	Minutes of each meeting will be prepared by the secretary of the meeting.

Reporting

•	Minutes of all meetings of the committee are to be provided to the Board. Oral reports by the chair on matters not yet minuted are to be provided to the Board at its next meeting.
•	Supporting schedules and information reviewed by the committee will be available for examination by any director upon request to the secretary of the committee.
•	In the annual report of the Corporation, the committee will report to shareholders on its activities and how it achieved its objectives.

Responsibilities

The committee's job is one of oversight, and it shall recognize that the Corporation's management is responsible for preparing the Corporation's financial statements and that of the outside auditors are responsible for auditing those financial statements. Additionally, the Corporation's financial management, its internal audit staff, and the outside auditors have more time, knowledge and detailed information on the Corporation than do committee members; consequently, in carrying out its oversight responsibilities, the committee does not provide any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditor' s work.

The outside auditors shall be ultimately accountable to the Board of Directors and the audit committee, as representatives of the shareholders, and these shareholder representatives shall have ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement to shareholders.

The following shall be the common, recurring activities of the committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the committee may diverge from this guide as appropriate under certain circumstances. The committee shall satisfy itself that:

•	the Corporation has implemented appropriate systems to identify, monitor and mitigate significant business risks;
•	the Corporation has implemented appropriate systems of internal control to ensure compliance with legal, ethical and regulatory requirements and that these systems are operating effectively;
•	the Corporation has implemented appropriate systems of internal control to ensure compliance with its policies and procedures and that these systems are operating effectively;
•	the Corporation has implemented appropriate systems of internal control over financial reporting and that these systems are operating effectively;
•	annually the committee discusses with management, the internal auditors and the external auditors the quality and adequacy of the Corporation's internal controls;
•	the Corporation's annual financial statements are fairly presented in all material respects in accordance with generally accepted accounting principles, the selection of accounting policies is appropriate and that the annual financial statements are approved by the Board;
•	the committee reviews with the outside auditors the Corporation's interim financial results to be included in the Corporation's quarterly reports to be filed with the Securities and Exchange Commission ("SEC");
•	the committee will receive the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as modified from time to time ("ISB 1"), and discuss with the independent accountants their independence;
•	based on their discussions with management concerning the audited financial statements and their discussions with the independent accountants concerning SAS 61 and ISB 1, the committee shall make a recommendation to the Board of directors as to whether or not the audited financial statements should be included in the Corporation's Annual Report on Form 10-KSB or Form 10-K to be filed with the SEC;
•	the discussion will include the auditors' judgement about the quality, not just the acceptability, of the Corporation's accounting principles as applied in its financial reporting. That discussion should include such issues as the clarity of the Corporation's financial disclosures and degree of aggressiveness or conservatism of the Corporation's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosure and the review of the outside auditors.
•	the committee shall establish regular and separate systems of reporting to the committee by each of management, the independent accountants, and the internal auditors concerning any significant judgments made in management's preparation of the financial statements and concerning the view of each as to the appropriateness of those judgements;
•	the report required by the rules of the SEC to included in the Corporation's proxy statement accurately reflects the views of the committee;
•	the information contained in the Corporation's annual report to shareholders is accurate, complete and fairly presents the financial position and the risks of the organization; and
•	the external audit function has been effectively carried out and, after review and discussion with the auditor, any matter that the external auditors wish to being to the attention of the Board has been given adequate attention.
•	the committee will also recommend reappointment or appointment of external auditors to the Board.
•	the annual review and reassessment of the adequacy of this Charter.

RADIANT ENERGY CORPORATION
AUDIT COMMITTEE CHARTER

APPENDIX "A"

Independent Directors:

AMEX rules specify the relationships that disqualify a director from being considered "independent" for purposes of serving as a member of an issuer's audit committee. A director will not be considered "independent" if, among other things, he or she has:

•	been employed by the corporation or its affiliates in the current or past three years;
•	accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);
•	an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;
•	been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or
•	been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

SCHEDULE B

RADIANT ENERGY CORPORATION

stock OPTION PLAN

ARTICLE ONE
PURPOSE AND INTERPRETATION

Section 1.01 Purpose. The purpose of this Plan is to advance the interests of the Corporation by encouraging equity participation in the Corporation through the acquisition of Common Shares of the Corporation.

Section 1.02 Definitions. In this Plan, the following capitalized words and terms shall have the following meanings:

(a)	"Act" means the Canada Business Corporations Act or its successor, as from time to time amended;
(b)	"Affiliate" shall have the meaning ascribed thereto in the Securities Act.
(c)	"Associate" shall have the meaning ascribed thereto in the Securities Act.
(d)	"Board of Directors" means the board of directors of the Corporation as constituted from time to time.
(e)	"CDNX" means The Canadian Venture Exchange Inc. or such other stock exchange upon which the Common Shares are then quoted or listed and posted for trading.
(f)	"Common Shares" means the common shares of the Corporation as constituted on the date hereof.
(g)	"Compensation Committee" means the Compensation Committee of the Board of Directors as constituted from time to time.
(h)	"Corporation" means Radiant Energy Corporation, a corporation incorporated under the Act, and its successors from time to time.
(i)	"Designated Affiliate" means the Affiliates of the Corporation designated by the Board of Directors for purposes of this Plan from time to time.
(j)	"Holding Company" shall have the meaning specified in Section 2.02 hereof.
(k)	"Insider" shall have the meaning ascribed thereto in the Securities Act, other than a person who is an Insider solely by virtue of being a director or senior officer of a subsidiary of the Corporation and any Associate of an Insider.
(l)	"Issuer Bid" shall have the meaning ascribed thereto in the Securities Act.
(m)	"Option Period" means the period of time an option may be exercised as specified in Subsection 2.07(a) of this Plan.
(n)	"Participant" means a participant under this Plan.
(o)	Plan" means the stock option plan provided for herein.
(p)	"RRSP" shall have the meaning specified in Section 2.02 hereof.
(q)	"Securities Act" means the Securities Act (Ontario) or its successor, as amended from time to time.
(r)	"Share Compensation Arrangement" means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Corporation to one or more service providers, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise.
(s)	"Take-over Bid" shall have the meaning ascribed thereto in the Securities Act.

ARTICLE TWO
STOCK OPTION PLAN

Section 2.01 The Plan.  The Plan is hereby established for certain directors, senior officers and employees of and consultants to the Corporation and its Designated Affiliates.

Section 2.02 Participants.  Participants in the Plan shall be directors, senior officers or employees of and consultants to the Corporation or any of its Designated Affiliates (including officers thereof, whether or not directors) who, by the nature of their positions or jobs are, in the opinion of the Board of Directors, upon the recommendation of the Compensation Committee, in a position to contribute to the success of the Corporation. At the request of any Participant, options granted to such Participant may be issued to and registered in the name of a personal holding company controlled by such Participant ("Holding Company") or to a registered retirement savings plan established by such Participant ("RRSP") and, in such event, the provisions of this Plan shall apply to such options mutatis mutandis as though they were issued to and registered in the name of the Participant.

Section 2.03 Amount of Options. The determination regarding the aggregate number of Common Shares subject to options in favour of any Participant will take into consideration the Participant's present and potential contribution to the success of the Corporation and shall be determined from time to time by the Board of Directors upon the recommendation of the Compensation Committee. The total number of Common Shares reserved for issuance upon the exercise of options pursuant to this Plan and any other Share Compensation Arrangements, subject to adjustment or increase of such number pursuant to Section 2.10 hereof, shall be 2,103,990 common shares of the Corporation. The maximum number of Common Shares reserved for issuance to any one Participant upon the exercise of options shall not exceed 5% of the total number of Common Shares outstanding immediately prior to such issuance.

Section 2.04 Limits with Respect to Insiders.
(a)	The number of Common Shares issuable to Insiders pursuant to options granted under this Plan, together with Common Shares issuable to Insiders under any other Share Compensation Arrangement of the Corporation, shall not:
(i)	exceed 10% of the number of Common Shares outstanding immediately prior to the grant of any such option; or
(ii)	result in the issuance to Insiders, within a one year period, of in excess of 10% of the number of Common Shares outstanding immediately prior to the grant of any such option.
(b)	The number of Common Shares issuable to any Insider and such Insider's Associates pursuant to options granted under this Plan, together with Common Shares issuable to such Insider or such Insider's Associates under any other Share Compensation Arrangement of the Corporation shall not, within a one year period, exceed 5% of the number of Common Shares outstanding immediately prior to the grant of any such option.
(c)	Any Common Shares issuable pursuant to an option granted to a Participant prior to the Participant becoming an Insider shall be excluded for the purposes of the limits set out in Subsections 2.04(a) and 2.04(b) hereof.

Section 2.05 Price. The exercise price per Common Share shall be determined by the Board of Directors at the time the option is granted, but such price shall not be less than the closing price of the Common Shares on CDNX or any stock exchange on which the Common Shares may then be listed and posted for trading on the last trading day preceding the date on which the grant of the option is approved by the Board of Directors. Notwithstanding the foregoing, any reduction in the exercise price of per Common Share granted to an Insider of the Corporation shall be effective only upon the approval of those shareholders holding a majority of the Common Shares, not including those Common Shares beneficially owned by Insiders to whom options may be issued under the Plan and the Associates of such Insiders.

Section 2.06 Lapsed Options. In the event that options granted under this Plan are surrendered, terminate or expire without being exercised in whole or in part, the Common Shares reserved for issuance but not purchased under such lapsed options shall be available for subsequent options to be granted under this Plan.

Section 2.07 Consideration, Option Period and Payment.
(a)	The period during which options may be exercised shall be determined by the Board of Directors upon the recommendation of the Compensation Committee, in its discretion, to a maximum of five years from the date the option is granted (the "Option Period"), except as the same may be reduced with respect to any option as provided in Sections 2.08 and 2.09 hereof respecting termination of employment or death of the Participant.
(b)	Subject to any other provision of this Plan, of the Common Shares subject to each option granted:
(i)	one-third of such Common Shares may be acquired at any time during the Option Period after the first anniversary of the date of grant;
(ii)	an additional one-third of such Common Shares may be acquired at any time during the Option Period after the second anniversary of the date of grant; and
(iii)	an additional one-third of such Common Shares may be acquired at any time during the Option period after the third anniversary of the date of grant.
(c)	Subject to any other provision of this Plan, an option may be exercised from time to time during the Option Period by delivery to the Corporation at its registered office of a written notice of exercise addressed to the Chief Financial Officer of the Corporation specifying the number of Common Shares with respect to which the option is being exercised and accompanied by payment in full of the exercise price therefor. Certificates for such Common Shares shall be issued and delivered to the Participant as soon as practicable following receipt of such notice and payment.
(d)	Except as set forth in Sections 2.08 and 2.09 hereof, no option may be exercised unless the Participant is, at the time of such exercise, a director or senior officer of or in the employ of or a consultant to the Corporation or any of its Designated Affiliates and shall have been continuously a director, senior officer, so employed or a consultant since the grant of his or her option. Absence on leave with the approval of the Corporation or a Designated Affiliate shall not be considered an interruption of employment for purposes of this Plan.
(e)	The exercise of any option will be contingent upon receipt by the Corporation of cash payment of the full exercise price of the Common Shares which are the subject of the exercised option. No Participant or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Common Shares with respect to which he or she was granted an option under this Plan, unless and until certificates for such Common Shares are issued to him or her under the terms of this Plan.
(f)	Notwithstanding any other provision of this Plan or in any option granted to a Participant, the Corporation's obligation to issue Common Shares to a Participant pursuant to the exercise of an option shall be subject to:
(i)	completion of such registration or other qualification of such Common Shares or obtaining approval of such regulatory authorities as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;
(ii)	the admission of such Common Shares for listing and posting for trading on CDNX or any stock exchange on which the Common Shares may then be listed and posted for trading; and
(iii)	the receipt from the Participant of such representations, warranties, agreements and undertakings, including as to future dealings in such Common Shares, as the Corporation or its counsel determines to be necessary or advisable in order to ensure compliance with all applicable securities laws.
(g)	A Participant may, rather than exercise options which he or she is entitled to exercise under Subsection 2.07(c), elect in lieu of receiving the Common Shares to which such Participant would have been entitled on exercise of such options ("Designated Shares"), receive instead the number of Common Shares, disregarding fractions which, when multiplied by the fair value per share (which shall be the weighted average trading price of the Common Shares on CDNX during the five (5) days preceding the date of determination) of the Designated Shares, is equal to the product of the number of Designated Shares times the difference between the fair value and the exercise price per share of the Designated Shares.
(h)	If there is a Take-over Bid or Issuer Bid made for all or any of the issued and outstanding Common Shares, then the Board of Directors may, by resolution, permit all options outstanding under the Plan to become immediately exercisable in order to permit Common Shares issuable under such options to be tendered to such bid.

Section 2.08 Termination of Employment. If a Participant shall:

(a)	cease to be a director or senior officer of the Corporation or any of its Designated Affiliates (and is not or does not continue to be an employee thereof); or
(b)	cease to be employed by or act as a consultant to the Corporation or any of its Designated Affiliates (and is not or does not continue to be a director or senior officer thereof) for any reason (other than death) or shall receive notice from the Corporation or any of its Designated Affiliates of the termination of his or her employment;

(collectively, "Termination") he or she may, but only within 60 days next succeeding such Termination, exercise his or her options to the extent that he or she was entitled to exercise such options at the date of such Termination, including the rights under Subsection 2.07(g); provided that in no event shall such right extend beyond the Option Period. This section is subject to any agreement with any director or senior officer of the Corporation or any of its Designated Affiliates with respect to the rights of such director or senior officer upon Termination or change in control of the Corporation.

Section 2.09 Death of Participant. In the event of the death of a Participant who is a director or senior officer of the Corporation or any of its Designated Affiliates or who is an employee or consultant having been continuously in the employ of or retained by (as the case may be) the Corporation or any of its Designated Affiliates for one year from and after the date of the granting of his or her option, the option theretofore granted to him or her shall be exercisable within the six months next succeeding such death (including the rights under Subsection 2.07(g)) and then only:

(a)	by the person or persons to whom the Participant's rights under the option shall pass by the Participant's will or the laws of descent and distribution; and
(b)	to the extent that he or she was entitled to exercise the option at the date of his or he r death, provided that in no event shall such right extend beyond the Option Period.

Section 2.10 Adjustment in Shares Subject to the Plan. In the event that:

(a)	there is any change in the Common Shares of the Corporation through subdivisions or consolidations of the share capital of the Corporation, or otherwise;
(b)	the Corporation declares a dividend on Common Shares payable in Common Shares or securities convertible into or exchangeable for Common Shares; or
(c)	the Corporation issues Common Shares, or securities convertible into or exchangeable for Common Shares, in respect of, in lieu of, or in exchange for, existing Common Shares,

the number of Common Shares available for option, the Common Shares subject to any option, and the option price thereof, shall be adjusted appropriately by the Board of Directors and such adjustment shall be effective and binding for all purposes of this Plan.

Section 2.11 Record Keeping. The Corporation shall maintain a register in which shall be recorded:

(a)	the name and address of each Participant in this Plan; and
(b)	the number of options granted to a Participant and the number of options outstanding.

ARTICLE THREE
GENERAL

Section 3.01 Transferability. The benefits, rights and options accruing to any Participant in accordance with the terms and conditions of this Plan shall not be transferable by the Participant except (i) from the Participant to his or her Holding Company or RRSP or from a Holding Company or RRSP to the Participant and, in either such event, the provisions of this Plan shall apply mutatis mutandis as though they were originally issued to and registered in the name of the Participant, or (ii) as otherwise specifically provided herein. During the lifetime of a Participant, all benefits, rights and options shall only be exercised by the Participant or by his or her guardian or legal representative.

Section 3.02 Employment. Nothing contained in this Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Corporation or any Affiliate, or interfere in any way with the right of the Corporation or any Affiliate to terminate the Participant's employment at any time. Participation in this Plan by a Participant shall be voluntary.

Section 3.03 Delegation to Compensation Committee. All of the powers exercisable by the Board of Directors under this Plan may, to the extent permitted by applicable law and authorized by resolution of the Board of Directors of the Corporation, be exercised by a Compensation Committee of not less than three (3) directors. A majority of the members of any such Compensation Committee shall not be employees or senior officers of the Corporation.

Section 3.04 Administration of the Plan. This Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors shall be authorized to interpret and construe this Plan and may, from time to time, establish, amend or rescind rules and regulations required for carrying out the purposes, provisions and administration of this Plan and determine the Participants to be granted options, the number of Common Shares covered thereby, the exercise price therefor and the time or times when they may be exercised. Any such interpretation or construction of this Plan shall be final and conclusive. All administrative costs of this Plan shall be paid by the Corporation. The directors and senior officers of the Corporation are hereby authorized and directed to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of this Plan and of the rules and regulations established for administering this Plan.

Section 3.05 Amendment, Modification or Termination of the Plan. Subject to Section 3.03, the Board of Directors reserves the right to amend, modify or terminate this Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors. However, any amendment of this Plan which would:

(a)	materially increase the benefits under this Plan;
(b)	materially increase the number of Common Shares which may be issued under this Plan; or
(c)	materially modify the requirements as to the eligibility for participation in this Plan;

shall be effective only upon the approval of the shareholders of the Corporation. Any material amendment to any provision of this Plan shall be subject to any necessary approvals by CDNX or any stock exchange or regulatory body having jurisdiction over the securities of the Corporation.

Section 3.06 Consolidation, Merger, etc. If there is a consolidation, merger or statutory amalgamation or arrangement of the Corporation with or into another corporation, a separation of the business of the Corporation into two or more entities or a transfer of all or substantially all of the assets of the Corporation to another entity, upon the exercise of an option under this Plan, the holder thereof shall be entitled to receive the securities, property or cash which the holder would have received upon such consolidation, merger, amalgamation, arrangement, separation or transfer if the holder had exercised the option immediately prior to such event, unless the directors of the Corporation otherwise determine the basis upon which such option shall be exercisable.

Section 3.07 No Representation or Warranty. The Corporation makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of this Plan.

Section 3.08 Interpretation. This Plan shall be governed by and construed in accordance with the laws of the Province of Ontario.

Section 3.09 Approval and Effective Date. This Plan shall be effective as of the date it is approved by the shareholders of the Corporation and any regulatory body having jurisdiction over the securities of the Corporation.

Dated: January 19, 1996 (as amended on April 3, 1998 and as further amended on , 2001).

RADIANT ENERGY CORPORATION

FORM OF PROXY FOR
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, MARCH 29, 2001

The undersigned shareholder of Radiant Energy Corporation (the "Company") hereby nominates and appoints Colin V.F. Digout, Chief Financial Officer and Secretary-Treasurer, Chairman of the Company, or failing him, Bruce R. Nobles, President and Chief Executive Officer of the Company, or instead of either of the foregoing, ________________________________________, as proxyholder of the undersigned, with full power of substitution, to attend, vote and otherwise act for and on behalf of the undersigned at the annual and special meeting of shareholders to be held on Thursday, March 29, 2001 at 4:30 p.m. (Toronto time) and at all adjournments thereof (the "Meeting"). The undersigned specifies that the common shares of the Company registered in the name of the undersigned are to be voted (or withheld from voting) in respect of the matters listed below, as follows:

1.  [  ]     VOTE FOR the election as directors of all nominees referred to in the management proxy circular of the Company dated February 20, 2001 (the "Circular") (except for any nominee whose name has been struck out by the undersigned), namely:

John M. Marsh Bruce R. Nobles Gregory G. O'Hara David A. Williams Steven D. Williamson

      [  ]     WITHHOLD VOTE in respect of the election as directors of all nominees referred to in the Circular.

2.  VOTE FOR [  ] or WITHHOLD VOTE [  ] in respect of the re-appointment of Ernst & Young, Chartered Accountants, as auditors of the Company and authorizing the directors to fix the auditors' remuneration.

3.  VOTE FOR [  ] or VOTE AGAINST [  ] the resolution set out in the Circular approving amendments to the Company's employee stock option plan (the "Plan") to provide that (i) the maximum number of common shares of the Company reserved for issuance under the Plan shall be 2,103,990 common shares, (ii) options granted under the Plan shall be exercisable for a maximum of five years, and (iii) options granted under the Plan shall vest to the extent of one-third on each of the first, second and third anniversaries of the date of grant; and such other amendments to the Plan as may be required by The Canadian Venture Exchange Inc.

Where no choice is specified above, this proxy will be VOTED FOR each of the aforementioned matters.

This proxy confers discretionary authority as to any amendments proposed at the Meeting in respect of matters identified in the Notice of Annual and Special Meeting of Shareholders dated February 20, 2001 and as to any other matters that may properly come before the Meeting. As of the date hereof, management of the Company knows of no such amendment or other matters.

The common shares of the undersigned represented by this proxy will be voted or withheld from voting in accordance with the specification, if any, of the undersigned in respect of any ballot that may be called for at the Meeting.

A shareholder may appoint a proxyholder (who need not be a shareholder) other than the persons designated in this form of proxy to attend and act on the shareholder's behalf at the Meeting. To exercise this right, the shareholder should either (i) insert such person's name in the space provided; or (ii) submit another appropriate proxy.

The undersigned hereby revokes all prior proxies given with respect to the common shares of the undersigned and authorizes the person voting this proxy to inform holders of any prior proxy of such revocation.

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON YOUR SHARE CERTIFICATE. UNLESS THIS PROXY IS DATED IN THE SPACE PROVIDED BELOW FOR THAT PURPOSE, IT SHALL BE DEEMED TO BEAR THE DATE ON WHICH IT WAS MAILED BY MANAGEMENT OF THE COMPANY.

        DATED this _____ day of __________________ , 2001.

DATED this ___ day of ___________________, 2001.

Signature of Shareholder
_______________________________________ Print the name of the shareholder as it appears on the share certificate

RETURN THIS PROXY TO:

Equity Transfer Services Inc.
Suite 420, 120 Adelaide Street West
Toronto, ON
M5H 4C3

Attention: Proxy Department (Fax No. (416) 361-0470)

RADIANT ENERGY CORPORATION

Supplemental Mailing List Card

TO:        SHAREHOLDERS OF RADIANT ENERGY CORPORATION

        National Policy Statement No. 41/Shareholder Communication provides beneficial shareholders with the opportunity to elect annually to have their name added to an issuer's supplemental mailing list in order to receive interim financial statements of Radiant Energy Corporation. If you are interested in receiving such statements or other selective shareholder communications please complete and return this card.

Name:	__________________________________________ (Please print)
Address:	__________________________________________ __________________________________________
Signature:	__________________________________________ (I certify that I am a beneficial shareholder)
Date:	__________________________________________
RETURN TO:	Equity Transfer Services Inc. Suite 420 120 Adelaide Street West Toronto, Ontario M5H 4C3